Exhibit 23.3




                                                      August 13, 1997







      We hereby consent to the reference to this Firm under the heading "Legal Opinions" in the Prospectuses constituting part of the Registration Statement on Form S-3 of Potomac Electric Power Company, as filed the date hereof, relating to $125,000,000 of Debt Securities.





                                /S/ COVINGTON & BURLING
                                    COVINGTON & BURLING